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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 15, 2001


                           AXYS PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-22788                   22-2969941
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)          Identification Number)

             180 KIMBALL WAY
     SOUTH SAN FRANCISCO, CALIFORNIA                              94080
(Address of principal executive offices)                        (Zip Code)

                                 (650) 829-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

        On March 15, 2001, Axys Pharmaceuticals, Inc. announced that Bay City Capital has acquired 2,482,758 shares of Axys common stock through the exercise of options Bay City Capital had previously been granted by Axys in connection with the initial funding of Akkadix Corporation in June 1998.

        Axys further announced that as a result of the exercise of these options, Axys has acquired 2,702,702 shares of Series A Preferred Stock of Akkadix Corporation. This acquisition increases Axys' ownership percentage in Akkadix to approximately 43.8% on a fully diluted basis.

        The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated March 15, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS

        (c) Exhibits.

              99.1     Registrant's Press Release dated March 15, 2001.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             AXYS PHARMACEUTICALS, INC.


Date: March 20, 2001                         By: /s/ Douglas Altschuler
                                                 -------------------------------
                                                 Name: Douglas Altschuler
                                                 Title: Vice President,
                                                        General Counsel


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                                 EXHIBIT INDEX

          EXHIBIT
          NUMBER                  DESCRIPTION
          -------                 -----------
           99.1     Registrant's Press Release dated March 15, 2001.